Exhibit 99.2

Unaudited

AmSouth Bancorporation

CONSOLIDATED QUARTERLY STATEMENTS OF EARNINGS

($ in thousands, except per share data)

	2005			2004
	September 30	June 30	March 31	December 31	September 30
INTEREST INCOME
Loans	$481,387	$454,169	$431,375	$414,830	$399,030
Available-for-sale securities	69,887	74,073	75,791	76,518	81,178
Held-to-maturity securities	68,828	71,082	72,096	69,950	67,030
Trading securities	278	218	159	96	39
Loans held for sale	5,675	2,614	1,498	4,517	2,863
Other interest-earning assets	459	356	255	197	133

Total interest income	626,514	602,512	581,174	566,108	550,273

INTEREST EXPENSE
Interest-bearing demand	23,748	20,356	16,345	12,369	10,237
Money market and savings deposits	42,394	36,956	29,368	17,376	10,599
Time deposits	79,496	68,855	65,279	63,827	59,636
Foreign deposits	11,084	6,697	6,803	6,063	4,361
Federal funds purchased and securities sold under agreements to repurchase	23,497	17,507	16,354	15,246	11,707
Other borrowed funds	4,563	2,129	1,928	3,621	2,555
Long-term Federal Home Loan Bank advances	31,193	38,633	40,199	52,032	61,016
Other long-term debt	35,806	32,736	25,150	16,362	14,256

Total interest expense	251,781	223,869	201,426	186,896	174,367

NET INTEREST INCOME	374,733	378,643	379,748	379,212	375,906
Provision for loan losses	34,800	17,700	20,600	44,250	28,800

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	339,933	360,943	359,148	334,962	347,106

NONINTEREST REVENUES
Service charges on deposit accounts	95,141	91,485	85,034	94,556	96,508
Trust income	29,439	30,010	30,353	30,571	28,587
Consumer investment services income	18,668	18,875	20,032	17,539	17,565
Interchange income	22,884	22,731	21,178	21,066	19,649
Commercial credit fee income	12,178	13,901	10,940	10,605	10,369
Bank owned life insurance policies	11,386	10,582	10,511	13,760	11,377
Mortgage income	5,873	4,796	3,986	5,627	4,164
Portfolio income	301	3,150	1,282	5,381	5,920
Net gain on sale of business	44,007	-0-	-0-	166,103	-0-
Other noninterest revenues	19,772	27,621	32,120	15,081	19,032

Total noninterest revenues	259,649	223,151	215,436	380,289	213,171

NONINTEREST EXPENSES
Salaries and employee benefits	174,055	172,955	178,655	170,640	162,517
Net occupancy	38,342	38,430	36,857	37,694	37,953
Equipment	31,876	32,624	31,086	31,721	31,807
Postage and office supplies	10,071	10,080	10,693	10,556	10,680
Marketing	10,698	7,168	9,771	8,803	8,594
Professional fees	12,130	7,759	7,489	16,363	7,339
Communications	6,027	6,155	6,118	5,773	5,926
Amortization of intangibles	637	636	696	800	1,043
Settlement agreements and related professional fees	-0-	-0-	-0-	-0-	53,972
FHLB prepayment cost	-0-	-0-	-0-	129,648	-0-
Other noninterest expenses	53,069	39,135	38,152	48,418	42,647

Total noninterest expenses	336,905	314,942	319,517	460,416	362,478

INCOME BEFORE INCOME TAXES	262,677	269,152	255,067	254,835	197,799
Income taxes	82,349	84,553	76,422	77,978	78,220

NET INCOME	$180,328	$184,599	$178,645	$176,857	$119,579

Average common shares outstanding - basic	349,346	352,054	354,299	355,072	352,838
Earnings per common share - basic (a)	$0.52	$0.52	$0.50	$0.50	$0.34
Average common shares outstanding - diluted	354,654	357,026	358,812	360,286	358,272
Earnings per common share - diluted (a)	$0.51	$0.52	$0.50	$0.49	$0.33

(a)	Earnings per common share as adjusted for the third quarter 2004 settlement agreement and related professional fees are provided in the following table. These expenses represent matters which management believes are not indicative of AmSouth's legal and regulatory affairs arising in the normal course of business.

Three Months Ended September 30, 2004
Earnings per common share - basic, GAAP basis	$0.34
Adjustment for settlement agreement and related professional fees	0.15

Earnings per common share - basic, as adjusted	$0.49

Earnings per common share - diluted, GAAP basis	$0.33
Adjustment for settlement agreement and related professional fees	0.15

Earnings per common share - diluted, as adjusted	$0.48

Unaudited

AmSouth Bancorporation

QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE SUMMARY, YIELDS & RATES

(Taxable equivalent basis, $ in thousands)

	Three Months Ended September 30, 2005			Three Months Ended June 30, 2005			Three Months Ended March 31, 2005			Three Months Ended December 31, 2004			Three Months Ended September 30, 2004
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
ASSETS
Interest-earning assets:
Commercial and commercial real estate	$17,055,819	$253,640	5.90%	$16,620,623	$235,211	5.68%	$16,376,300	$218,177	5.40%	$15,682,584	$204,003	5.18%	$15,118,340	$189,542	4.99%
Residential first mortgages	5,685,620	72,459	5.06%	5,561,349	67,340	4.86%	5,260,197	64,045	4.94%	4,913,523	60,340	4.89%	4,565,972	55,715	4.85%
Equity loans and lines	7,443,993	108,869	5.80%	7,624,399	106,004	5.58%	7,756,678	101,105	5.29%	7,742,633	93,520	4.81%	7,629,780	85,078	4.44%
Dealer indirect	3,110,615	41,898	5.34%	3,088,106	41,161	5.35%	3,212,236	42,602	5.38%	3,392,366	46,700	5.48%	3,606,654	51,067	5.63%
Other consumer	469,482	10,841	9.16%	467,045	10,757	9.24%	603,138	11,757	7.91%	794,457	16,511	8.27%	1,158,955	23,725	8.14%

Total loans net of unearned income (1)	33,765,529	487,707	5.73%	33,361,522	460,473	5.54%	33,208,549	437,686	5.35%	32,525,563	421,074	5.15%	32,079,701	405,127	5.02%
Available-for-sale securities, amortized cost	6,065,719	70,403	4.60%	6,322,703	74,597	4.73%	6,385,445	76,355	4.85%	6,369,885	77,107	4.82%	6,508,524	81,785	5.00%
Market valuation on AFS securities	(74,193)			(87,157)			(41,821)			(25,440)			(92,985)

Total available-for-sale securities (2)	5,991,526			6,235,546			6,343,624			6,344,445			6,415,539
Held-to-maturity securities	5,903,899	72,788	4.89%	6,052,066	75,081	4.98%	6,145,136	76,115	5.02%	6,043,965	73,896	4.86%	5,865,560	70,976	4.81%

Total investment securities (3)	11,895,425	143,191	4.75%	12,287,612	149,678	4.85%	12,488,760	152,470	4.93%	12,388,410	151,003	4.84%	12,281,099	152,761	4.91%
Other interest-earning assets	541,115	6,412	4.70%	271,607	3,188	4.71%	189,569	1,917	4.10%	285,158	4,810	6.71%	231,207	3,035	5.22%

Total interest-earning assets (3)	46,202,069	637,310	5.46%	45,920,741	613,339	5.35%	45,886,878	592,073	5.23%	45,199,131	576,887	5.07%	44,592,007	560,923	4.99%
Cash and due from banks	1,160,908			1,182,160			1,165,902			1,147,335			1,090,246
Other assets	3,640,629			3,606,771			3,611,839			3,559,107			3,485,377
Allowance for loan losses	(368,025)			(368,375)			(368,509)			(370,052)			(381,316)

	$50,635,581			$50,341,297			$50,296,110			$49,535,521			$48,786,314

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Interest-bearing demand	$6,809,041	23,748	1.38%	$6,957,590	20,356	1.17%	$6,979,278	16,345	0.95%	$6,808,245	12,369	0.72%	$6,865,461	10,237	0.59%
Money market and savings deposits	9,870,250	42,394	1.70%	9,974,400	36,956	1.49%	9,512,976	29,368	1.25%	8,306,523	17,376	0.83%	7,875,270	10,599	0.54%
Time deposits (4)	9,520,049	79,496	3.31%	9,215,524	68,855	3.00%	9,457,697	65,279	2.80%	9,574,231	63,827	2.65%	9,383,477	59,636	2.53%
Foreign deposits	1,649,554	11,084	2.67%	1,256,394	6,697	2.14%	1,537,030	6,803	1.80%	1,655,500	6,063	1.46%	1,611,387	4,361	1.08%
Federal funds purchased and securities sold under agreements to repurchase	3,286,028	23,497	2.84%	2,866,029	17,507	2.45%	3,022,943	16,354	2.19%	3,394,875	15,246	1.79%	3,338,866	11,707	1.39%
Other interest-bearing liabilities (4)	6,661,718	71,562	4.26%	7,441,068	73,498	3.96%	7,355,899	67,277	3.71%	7,682,934	72,015	3.73%	8,165,955	77,827	3.79%

Total interest-bearing liabilities	37,796,640	251,781	2.64%	37,711,005	223,869	2.38%	37,865,823	201,426	2.16%	37,422,308	186,896	1.99%	37,240,416	174,367	1.86%

Net interest spread (3)			2.82%			2.97%			3.07%			3.08%			3.13%

Noninterest-bearing demand deposits	7,565,672			7,454,032			7,225,621			6,978,442			6,643,642
Other liabilities (4)	1,700,464			1,636,182			1,666,288			1,643,590			1,551,933
Shareholders' equity	3,572,805			3,540,078			3,538,378			3,491,181			3,350,323

	$50,635,581			$50,341,297			$50,296,110			$49,535,521			$48,786,314

Net interest income/margin on a taxable equivalent basis (3)		385,529	3.31%		389,470	3.40%		390,647	3.45%		389,991	3.43%		386,556	3.44%

Taxable equivalent adjustment:(5)
Loans		6,320			6,304			6,311			6,244			6,097
Available-for-sale securities		516			524			564			589			607
Held-to-maturity securities		3,960			3,999			4,019			3,946			3,946
Trading securities		-0-			-0-			5			-0-			-0-

Total taxable equivalent adjustment		10,796			10,827			10,899			10,779			10,650

Net interest income		$374,733			$378,643			$379,748			$379,212			$375,906

NOTES:

(1)	Loans net of unearned income includes nonaccrual loans for all periods presented.

(2)	Available-for-sale securities excludes certain noninterest-earning, marketable equity securities.

(3)	The yield calculation for total available-for-sale securities, total investment securities, total interest-earning assets, net interest spread and net interest margin excludes the market valuation adjustment on available-for-sale securities.

(4)	Statement 133 valuation adjustments related to time deposits and other interest-bearing liabilities are included in other liabilities.

(5)	The taxable equivalent adjustment has been computed using a federal income tax rate of 35%, adjusted for applicable state income taxes net of the related federal tax benefit.

Unaudited

AmSouth Bancorporation

CONSOLIDATED PERIOD-END BALANCE SHEETS

($ in thousands)

	2005			2004
	September 30	June 30	March 31	December 31	September 30
ASSETS
Cash and due from banks	$1,223,228	$1,167,313	$1,110,764	$966,993	$1,073,175
Trading securities	39,186	39,404	33,185	1,883	1,121
Available-for-sale securities	6,033,746	6,172,833	6,378,267	6,322,665	6,516,319
Held-to-maturity securities	5,821,967	6,072,898	6,193,235	6,188,010	6,068,666
Loans held for sale	460,816	323,017	150,888	103,273	240,879
Loans net of unearned income:
Commercial and industrial	6,041,712	5,961,937	5,857,272	5,740,153	5,630,612
Commercial loans - secured by real estate	2,489,973	2,381,944	2,251,824	2,245,052	2,248,468
Commercial leases	2,342,161	2,239,314	2,202,117	2,179,074	2,088,136
Commercial real estate mortgages	3,083,242	2,922,692	3,005,907	2,867,968	2,659,296
Real estate construction	3,508,763	3,364,146	3,243,707	3,008,313	2,810,551
Residential first mortgages	5,826,851	5,692,014	5,277,556	5,081,775	4,726,022
Equity loans and lines	7,479,750	7,427,904	7,596,112	7,756,745	7,702,802
Dealer indirect	3,116,305	3,087,815	3,120,046	3,312,120	3,493,019
Revolving credit	23,224	23,538	24,885	27,230	572,352
Other consumer	423,188	432,078	446,011	582,907	570,963

Total loans net of unearned income	34,335,169	33,533,382	33,025,437	32,801,337	32,502,221
Allowance for loan losses	(384,647)	(365,626)	(366,836)	(366,774)	(381,255)
Other interest-earning assets	88,476	49,599	34,639	36,149	63,151
Premises and equipment, net	1,088,322	1,087,201	1,083,333	1,060,574	1,053,923
Cash surrender value - bank owned life insurance	1,144,048	1,133,539	1,122,447	1,111,934	1,100,576
Goodwill and other intangibles	298,205	298,841	299,478	300,174	302,878
Accrued interest receivable and other assets	956,869	1,034,430	946,621	1,022,153	1,146,208

	$51,105,385	$50,546,831	$50,011,458	$49,548,371	$49,687,862

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits and interest-bearing liabilities:
Deposits:
Noninterest-bearing demand	$8,022,022	$7,687,525	$7,500,430	$7,182,806	$6,798,077
Interest-bearing demand	6,838,125	6,962,855	7,071,159	7,115,545	6,817,361
Money market and savings	9,928,034	10,005,039	9,871,634	8,810,972	7,814,945
Time	9,710,125	9,062,959	9,509,574	9,476,075	9,560,652
Foreign	1,181,819	1,595,330	875,723	1,647,381	928,381

Total deposits	35,680,125	35,313,708	34,828,520	34,232,779	31,919,416
Federal funds purchased and securities sold under agreements to repurchase	3,374,744	2,842,751	2,610,403	2,291,988	2,497,632
Other borrowed funds	681,618	473,010	203,639	429,098	1,964,121
Long-term Federal Home Loan Bank advances	2,388,222	3,238,993	3,918,255	4,371,745	5,678,135
Other long-term debt	3,634,730	3,359,173	3,344,018	2,899,773	2,108,128

Total deposits and interest-bearing liabilities	45,759,439	45,227,635	44,904,835	44,225,383	44,167,432
Accrued expenses and other liabilities	1,768,491	1,680,971	1,614,901	1,754,147	2,069,872

Total liabilities	47,527,930	46,908,606	46,519,736	45,979,530	46,237,304

Shareholders’ equity:
Preferred stock	-0-	-0-	-0-	-0-	-0-
Common stock	416,723	416,732	416,736	416,748	416,753
Additional paid-in capital	734,850	731,383	729,039	726,411	714,278
Retained earnings	3,755,478	3,672,524	3,580,202	3,492,873	3,406,363
Treasury stock	(1,196,160)	(1,093,405)	(1,073,672)	(986,510)	(1,019,471)
Deferred compensation on restricted stock	(14,733)	(15,208)	(16,230)	(12,947)	(13,697)
Accumulated other comprehensive loss	(118,703)	(73,801)	(144,353)	(67,734)	(53,668)

Total shareholders’ equity	3,577,455	3,638,225	3,491,722	3,568,841	3,450,558

	$51,105,385	$50,546,831	$50,011,458	$49,548,371	$49,687,862

Unaudited

AmSouth Bancorporation

CREDIT QUALITY STATISTICS

($ in thousands)

NET CHARGE-OFFS/(RECOVERIES)	Three Months Ended
	2005			2004
	September 30	June 30	March 31	December 31	September 30
Commercial:
Commercial & industrial	$5,674	$8,725	$5,420	$11,268	$8,144
Commercial loans - secured by real estate	2	239	698	275	358
Commercial leases	263	-0-	182	1,815	-0-

Total commercial	5,939	8,964	6,300	13,358	8,502
Commercial real estate:
Commercial real estate mortgages	(9)	39	691	(3)	37
Real estate construction	20	(213)	1,534	5	157

Total commercial real estate	11	(174)	2,225	2	194
Consumer:
Residential first mortgages	239	424	1,298	912	529
Equity loans and lines	3,313	3,645	3,806	6,088	4,900
Dealer indirect	2,472	1,141	3,303	4,995	5,438
Revolving credit	(258)	222	742	3,525	5,003
Other consumer	4,063	3,420	1,407	4,251	4,171

Total consumer	9,829	8,852	10,556	19,771	20,041

	$15,779	$17,642	$19,081	$33,131	$28,737

NET CHARGE-OFFS AS A PERCENT OF AVERAGE LOANS (Annualized)
Commercial:
Commercial & industrial	0.38%	0.59%	0.38%	0.79%	0.58%
Commercial loans - secured by real estate	0.00	0.04	0.13	0.05	0.06
Commercial leases	0.05	0.00	0.03	0.34	0.00

Total commercial	0.22	0.34	0.25	0.53	0.34
Commercial real estate:
Commercial real estate mortgages	(0.00)	0.01	0.10	0.00	0.01
Real estate construction	0.00	(0.03)	0.20	0.00	0.02

Total commercial real estate	0.00	(0.01)	0.15	0.00	0.01
Consumer:
Residential first mortgages	0.02	0.03	0.10	0.07	0.05
Equity loans and lines	0.18	0.19	0.20	0.31	0.26
Dealer indirect	0.32	0.15	0.42	0.59	0.60
Revolving credit	(4.41)	3.69	11.70	6.60	3.55
Other consumer	3.61	3.10	0.99	2.91	2.78

Total consumer	0.23	0.21	0.25	0.47	0.47

	0.19%	0.21%	0.23%	0.41%	0.36%

Unaudited

AmSouth Bancorporation

CREDIT QUALITY STATISTICS (continued)

($ in thousands)

NONPERFORMING LOANS*	2005			2004
	September 30	June 30	March 31	December 31	September 30
Commercial:
Commercial & industrial	$44,014	$35,299	$37,136	$37,581	$43,021
Commercial loans - secured by real estate	15,748	15,395	21,699	18,617	17,560
Commercial leases	1,871	1,656	2,407	2,048	2,242

Total commercial	61,633	52,350	61,242	58,246	62,823
Commercial real estate:
Commercial real estate mortgages	4,668	2,738	2,247	3,074	2,341
Real estate construction	2,121	1,837	2,466	1,286	1,551

Total commercial real estate	6,789	4,575	4,713	4,360	3,892
Consumer:
Residential first mortgages	10,542	11,649	19,147	21,899	19,817
Equity loans and lines	1,404	1,588	1,854	3,946	6,323
Dealer indirect	24	17	7	13	21
Other consumer	29	242	292	24	82

Total consumer	11,999	13,496	21,300	25,882	26,243

	$80,421	$70,421	$87,255	$88,488	$92,958

*	Exclusive of accruing loans 90 days past due.

ACCRUING LOANS 90 DAYS PAST DUE	2005			2004
	September 30	June 30	March 31	December 31	September 30
Commercial:
Commercial & industrial	$1,665	$6,502	$4,565	$6,166	$9,196
Commercial loans - secured by real estate	1,023	1,944	952	1,518	2,108
Commercial leases	-0-	-0-	-0-	-0-	-0-

Total commercial	2,688	8,446	5,517	7,684	11,304
Commercial real estate:
Commercial real estate mortgages	72	867	8	259	238
Real estate construction	978	-0-	8,274	145	-0-

Total commercial real estate	1,050	867	8,282	404	238
Consumer:
Residential first mortgages	19,688	12,164	7,345	9,401	11,127
Equity loans and lines	25,279	24,311	26,063	27,965	28,315
Dealer indirect	2,644	2,450	2,258	4,089	4,467
Revolving credit	445	419	599	518	7,085
Other consumer	610	528	654	1,056	1,191

Total consumer	48,666	39,872	36,919	43,029	52,185

	$52,404	$49,185	$50,718	$51,117	$63,727

Unaudited

AmSouth Bancorporation

OTHER INFORMATION

REGULATORY CAPITAL RATIOS	2005			2004
	September 30*	June 30	March 31	December 31	September 30
Tier 1 capital ratio
AmSouth	7.93%	8.17%	8.05%	8.05%	7.76%
AmSouth Bank	8.83	8.86	8.71	8.49	8.35
Total capital ratio
AmSouth	11.35%	11.64%	11.54%	10.93%	10.79%
AmSouth Bank	12.01	12.09	11.97	11.04	10.95
Leverage ratio
AmSouth	6.72%	6.79%	6.61%	6.73%	6.56%
AmSouth Bank	7.49	7.36	7.16	7.10	7.06

*	Third quarter 2005 regulatory capital ratios based on preliminary data.